Q3 2024 EARNINGS SUPPLEMENT OCTOBER 30, 2024

LEGAL DISCLAIMER This earnings supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, estimates of future EBITDA, the timing and performance of new store openings, future reductions in cost of capital and leverage ratio, our ability to conduct future accretive acquisitions and our pipeline of new store locations. Forward-looking statements generally use words such as “expect,” “foresee,” “anticipate,” “believe,” “project,” “should,” “estimate,” “will,” “plans,” “forecast,” and similar expressions, and reflect our expectations concerning the future. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this earnings supplement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this earnings supplement. 2

Q3 2024 HIGHLIGHTS 3 6.4% Sales Growth (1) System-Wide -2.6% SSS Decline (2) System-Wide 22 New Store Openings (3) Q3 2024 $143.4mm Total Revenue Q3 2024 $14.1mm Adj. EBITDA (4) Q3 2024 $600.7mm System-Wide Sales (1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. (2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. (3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. (4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q3 2024 RESULTS 4 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. 2Q 2023 includes $12.7 million related to Employee Retention Tax Credits and 2Q 2024 includes $2.1 million related to Employee Retention Tax Credits. Royalties $23.9mm $22.4mm Q3 2023 Q3 2024 Systemwide Sales Revenue $109.4mm $143.4mm Q3 2023 Q3 2024 Adj. EBITDA (1) $21.9mm $14.1mm Q3 2023 Q3 2024 $564.6mm $600.7mm Q3 2023 Q3 2024

YTD Q3 2024 HIGHLIGHTS 5 7.3% Sales Growth (1) System-Wide -2.7% SSS Decline (2) System-Wide 62 New Store Openings (3) YTD Q3 2024 $447.4mm Total Revenue YTD Q3 2024 $48.0mm Adj. EBITDA (4) YTD Q3 2024 $1,822.6mm System-Wide Sales (1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. (2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. (3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. (4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

YTD Q3 2024 RESULTS 6 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. 2Q 2023 includes $12.7 million related to Employee Retention Tax Credits and 2Q 2024 includes $2.1 million related to Employee Retention Tax Credits. Royalties $69.2mm $67.6mm YTD Q3 2023 YTD Q3 2024 Systemwide Sales Revenue $321.8mm $447.4mm YTD Q3 2023 YTD Q3 2024 Adj. EBITDA (1) $64.2mm $48.0mm YTD Q3 2023 YTD Q3 2024 $1,698.9mm $1,822.6mm YTD Q3 2023 YTD Q3 2024

2024 STRATEGIC FOCUS

Accelerate
Build-Out of 1,100+
Unit New Store Pipeline

Maintain
Strong
Liquidity

Grow Factory Production
to Utilize ~60% Excess Capacity via
Expanded Organic Channels
& 3rd Party Dough & Mix
Manufacturing

Drive Adj. EBITDA Growth
~$10mm from New Stores
~$5mm from Factory

Continue to Build
Net Asset Value
for Future Liquidity
(Debt Reduction) Event

Realize Purchasing
Savings from ~$600mm
in Purchasing Power
Effectively Reducing Costs

FRESH. AUTHENTIC. TASTY.
7

APPENDIX

DEFINITIONS “EBITDA,” a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”) and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted EBITDA,” a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted net loss,” a non-GAAP measure, defined as net loss plus the impact of adjustments and the tax effects of such adjustments. Adjusted net loss is presented because we believe it helps convey supplemental information to investors regarding our performance, excluding the impact of special items that affect the comparability of results in past quarters to expected results in future quarters. Adjusted net loss as presented may not be comparable to other similarly titled measures of other companies, and our presentation of adjusted net loss should not be construed as an inference that our future results will be unaffected by excluded or unusual items. Our management uses this non- GAAP financial measure to analyze changes in our underlying business from quarter to quarter based on comparable financial results. Reconciliations of net loss attributable to FAT Brands Inc. presented in accordance with GAAP to EBITDA, adjusted EBITDA and adjusted net loss are set forth in the Appendix. “Same-store sales growth” or “SSS” a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. “System-wide sales growth,” a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. I

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statements of Operations

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended	
(In thousands, except share and per share data)	September 29, 2024	September 24, 2023	September 29, 2024	September 24, 2023
Revenue				
Royalties	$ 22,353	$ 23,930	$ 67,618	$ 69,166
Restaurant sales	99,238	62,578	312,587	187,957
Advertising fees	9,708	9,960	29,569	28,979
Factory revenues	9,490	9,323	28,599	28,174
Franchise fees	2,576	2,477	5,170	4,042
Other revenue	—	1,098	3,829	3,503
Total revenue	143,365	109,366	447,372	321,821
Costs and expenses				
General and administrative expense	34,481	24,458	94,044	62,820
Cost of restaurant and factory revenues	96,792	59,168	295,955	177,757
Depreciation and amortization	10,736	7,040	31,176	21,217
Refranchising loss	157	408	1,840	746
Advertising fees	10,032	11,671	37,275	33,808
Total costs and expenses	152,198	102,745	460,290	296,348
(Loss) income from operations	(8,833)	6,621	(12,918)	25,473
Other (expense) income, net				
Interest expense	(31,109)	(25,319)	(90,318)	(70,417)
Interest expense related to preferred shares	(4,418)	(4,417)	(13,253)	(13,771)
Net gain (loss) on extinguishment of debt	—	(2,723)	427	(2,723)
Other (expense) income, net	(252)	(128)	(800)	137
Total other expense, net	(35,779)	(32,587)	(103,944)	(86,774)
Loss before income tax provision (benefit)	(44,612)	(25,966)	(116,862)	(61,301)
Income tax provision (benefit)	143	(1,310)	5,568	2,572
Net loss	$ (44,755)	$ (24,656)	$ (122,430)	$ (63,873)
Net loss	$ (44,755)	$ (24,656)	$ (122,430)	$ (63,873)
Dividends on preferred shares	(1,935)	(1,794)	(5,736)	(5,175)
	$ (46,690)	$ (26,450)	$ (128,166)	$ (69,048)
Basic and diluted loss per common share	$ (2.74)	$ (1.59)	$ (7.54)	$ (4.17)
Basic and diluted weighted average shares outstanding	17,052,007	16,613,840	16,999,889	16,553,528
Cash dividends declared per common share	$ 0.14	$ 0.14	$ 0.42	$ 0.42

II

CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION IV FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation Thirteen Weeks Ended Thirty-Nine Weeks Ended (In thousands) September 29, 2024 September 24, 2023 September 29, 2024 September 24, 2023 Net loss $ (44,755) $ (24,656) $ (122,430) $ (63,873) Interest expense, net 35,527 29,736 103,571 84,188 Income tax provision (benefit) 143 (1,310) 5,568 2,572 Depreciation and amortization 10,736 7,040 31,176 21,217 EBITDA 1,651 10,810 17,885 44,104 Bad debt expense 2,348 (630) 787 (12,701) Share-based compensation expenses 539 1,096 1,961 2,668 Non-cash lease expenses 398 558 1,786 1,232 Refranchising loss 157 408 1,840 746 Litigation costs 6,175 4,780 17,835 19,448 Severance 384 — 425 1,036 Net loss related to advertising fund deficit 1,563 1,591 4,985 4,365 Net (gain) loss on extinguishment of debt — 2,723 (427) 2,723 Pre-opening expenses 844 537 935 577 Adjusted EBITDA $ 14,059 $ 21,874 $ 48,012 $ 64,197

ADJUSTED NET LOSS RECONCILIATION

FAT Brands Inc. Adjusted Net Loss Reconciliation

(In thousands, except share and per share data)	Thirteen Weeks Ended September 29, 2024	Thirteen Weeks Ended September 24, 2023	Thirty-Nine Weeks Ended September 29, 2024	Thirty-Nine Weeks Ended September 24, 2023
Net loss	$ (44,755)	$ (24,656)	$ (122,430)	$ (63,873)
Refranchising loss	157	408	1,840	746
Net (gain) loss on extinguishment of debt	—	2,723	(427)	2,723
Litigation costs	6,175	4,780	17,835	19,448
Severance	384	—	425	1,036
Tax adjustments, net (1)	22	(398)	937	1,365
Adjusted net loss	$ (38,017)	$ (17,143)	$ (101,820)	$ (38,555)
Net loss	$ (44,755)	$ (24,656)	$ (122,430)	$ (63,873)
Dividends on preferred shares	(1,935)	(1,794)	(5,736)	(5,175)
	$ (46,690)	$ (26,450)	$ (128,166)	$ (69,048)
Adjusted net loss	$ (38,017)	$ (17,143)	$ (101,820)	$ (38,556)
Dividends on preferred shares	(1,935)	(1,794)	(5,736)	(5,175)
	$ (39,952)	$ (18,937)	$ (107,556)	$ (43,731)
Loss per basic and diluted share	$ (2.74)	$ (1.59)	$ (7.54)	$ (4.17)
Adjusted net loss per basic and diluted share	$ (2.34)	$ (1.14)	$ (6.33)	$ (2.64)
Weighted average basic and diluted shares outstanding	17,052,007	16,613,840	16,999,889	16,553,528

(1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods.

FAT BRANDS FRESH. AUTHENTIC. TASTY.
V

CONTACT INVESTOR RELATIONS: MEDIA RELATIONS: ICR MICHELLE MICHALSKI IR-FATBRANDS@ICRINC.COM 646-277-1224 FAT BRANDS ERIN MANDZIK EMANDZIK@FATBRANDS.COM 860-212-6509